Exhibit 32.2
Certification of the Company’s Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
     In connection with the Quarterly Report of CVR Energy, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended June 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Edward Morgan, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:
     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Edward Morgan
Edward Morgan
Chief Financial Officer

Dated: August 7, 2009